Exhibit 32.2

LIVESTAR ENTERTAINMENT GROUP, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Livestar Entertainment Group, Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edwin Kwong, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edwin Kwong
Edwin Kwong
Principal Financial Officer
November 19, 2003

        A signed original of this written statement required by Section 906 has been provided to Livestar Entertainment Group, Inc. and will be retained by Livestar Entertainment Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.